SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 2002


                         AUTOMATIC DATA PROCESSING, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-5397                  22-1467904
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        (State or other              (Commission                (IRS Employer
        jurisdiction of              File Number)               Identification
        incorporation                                           No.)


         ONE ADP BOULEVARD, ROSELAND, NEW JERSEY                07068
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (973) 974-5000
                                                    ----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  EXHIBIT NUMBER               DESCRIPTION
                  --------------               -----------

                       99.1 Statement Under Oath of Principal Executive Officer dated September 16, 2002

                       99.2 Statement Under Oath of Principal Financial Officer dated September 16, 2002



ITEM 9.  REGULATION FD DISCLOSURE


         On September 16, 2002, each of the Principal Executive Officer, Arthur
F. Weinbach, and Principal Financial Officer, Karen E. Dykstra, of Automatic Data Processing, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 16, 2002


                                   AUTOMATIC DATA PROCESSING, INC.


                                   By:  /s/ James B. Benson
                                        ---------------------------------------
                                        Name:   James B. Benson
                                        Title:  Corporate Vice President

                                  EXHIBIT INDEX
                                  -------------

         EXHIBIT NUMBER                         DESCRIPTION
         --------------                         -----------

              99.1 Statement Under Oath of Principal Executive Officer dated September 16, 2002

              99.2 Statement Under Oath of Principal Financial Officer dated September 16, 2002